CONTRATO DE CESIÓN DE POSICIÓN CONTRACTUAL

Conste por el presente documento privado, el CONTRATO DE CESIÓN DE POSICIÓN CONTRACTUAL, que celebran de una parte:

PURE BIOFUELS DEL PERÚ S.A.C., con Registro Único de Contribuyente No. 20513251506, con domicilio en Avenida Canaval y Moreyra No. 380, oficina 402, Distrito de San Isidro, Provincia y Departamento de Lima, debidamente representada por el señor Luis Alberto García Barrionuevo, identificado con Documento Nacional de Identidad No. 08240213, según poder inscrito en el asiento C-00012 de la Partida Electrónica No. 11889878 del Resgitro de Personas Jurídicas de la Oficina Regsitral de Lima, (a la que en adelante se denominará PURE BIOFUELS); y de la otra,

BANCO INTERNACIONAL DEL PERÚ S.A.A. - INTERBANK, con Registro Único de Contribuyente No. 20100053455, con domicilio en Avenida Carlos Villarán No. 140, Urbanización Santa Catalina, distrito de La Victoria, provincia y departamento de Lima, representada por Kathleen Rubin Olive, identificada con Documento Nacional de Identidad No. 10274443 y por Carlos Manuel Gómez de la Torre Perochena, identificado con DNI No. 29616885, según poderes que corren inscritos en los Asientos C-00049 y C00165 respectivamente de la partida registral No. 11009129 del Registro de Personas Jurídicas de la Oficina Registral de Lima y Callao, (a la que en adelante se denominará INTERBANK); ambas denominadas conjuntamente las “Partes”; en los términos y condiciones que se señalan en las cláusulas siguientes:

CLÁUSULA PRIMERA:                                                     ANTECEDENTES

1.1.
Con fecha 30 de mayo de 2007, la empresa Interpacific Oil S.A.C. celebró –en calidad de arrendataria- con el señor Luis Miguel Botto Vallarino (en adelante, el ARRENDADOR), un Contrato de Arrendamiento sobre el inmueble ubicado en el Jirón Juno, sublote 6-B, Mz. “C”, Urbanización La Campiña, Distrito de Chorillo, Provincia y Departamento de Lima (al que en adelante se denominará CONTRATO).

1.2.
En la Cláusula Décima del CONTRATO se estableció que la empresa Interpacific Oil S.A.C. estaba evaluando la posibilidad de fusionarse con PURE BIOFUELS; señalándose que en caso la mencionada fusión se concrete, sería la empresa absorbente la que asumiría todos los derechos y obligaciones de la empresa Interpacific Oil S.A.C.

1.3.
Posteriormente, mediante juntas generales de accionistas de Interpacific Oil S.A.C. y PURE BIOFUELS, ambas empresas acordaron fusionarse, de manera tal que PURE BIOFUELS absorbiera a  Interpacific Oil S.A.C. Las juntas generales de accionistas se celebraron con fecha 15 de agosto de 2007 y el acuerdo de fusión quedó inscrito en el asiento B00002 de la Partida Electrónica No.1889878 del Registro de Personas Jurídicas de la Oficina Registral de Lima y Callao, correspondiente a PURE BIOFUELS.

1.4.	Es intención de las Partes ceder la posición contractual de PURE BIOFUELS en el CONTRATO, a favor de INTERBANK, conforme a lo previsto en la cláusula segunda del presente contrato

CLÁUSULA SEGUNDA:	DE LA CESIÓN DE POSICIÓN CONTRACTUAL DEL FIDUCIARIO

2.1.
Por medio del presente acto, y al amparo de los artículos 1435º y siguientes del Código Civil peruano, PURE BIOFUELS cede su posición contractual en el CONTRATO a favor de INTERBANK, transfiriéndose mediante esta cesión, todos los derechos y obligaciones asumidos mediante el CONTRATO. INTERBANK, en este mismo acto, acepta la cesión de posición contractual, asumiendo todos los derechos y obligaciones que se deriven de su calidad de arrendatario.

La efectividad de la cesión de posición contractual a que se refiere el presente documento se encuentra sujeta a la condición suspensiva que se produzca una causal de resolución del Contrato de Retro-arrendamiento Financiero, a través del cual INTERBANK otorgaría, sujeto a los términos y condiciones establecidas en dicho contrato-, a PURE BIOFUELS una facilidad crediticia de hasta US$ 43’000,000.00, bajo la modalidad de retro-arrendamiento financiero (en adelante, el “Contrato de Retro-arrendamiento Financiero”).

2.2.
Para los efectos de lo establecido en el artículo 1436° del Código Civil peruano, la presente cesión de posición contractual no requiere para su validez y eficacia de la intervención, aceptación ni convalidación de persona o entidad alguna distinta a los firmantes del presente documento.

Asimismo, las Partes manifiestan y prestan de forma expresa, incondicional e irrevocable, sin reserva, restricción, excepción ni limitación alguna, su consentimiento y aprobación a la presente cesión de posición contractual.

2.3.
INTERBANK, en su calidad de cesionario, no pagará suma alguna a PURE BIOFUELS, en su calidad de cedente, en relación con la presente cesión de posición contractual, por lo que se declara expresamente que esta cesión se realiza a título gratuito.

2.4.
De conformidad con lo establecido en el artículo 1437º del Código Civil, PURE BIOFUELS, en su calidad de cedente, se apartará de sus derechos y obligaciones en la fecha de efectividad de la cesión de posición contractual, los cuales serán asumidos por INTERBANK, en su calidad de cesionario, sujeta al cumplimiento de la condición suspensiva a la que se refiere el segundo párrafo del numeral 2.1 precedente.

2.5.
No obstante lo anteriormente indicado, se deja expresa constancia que PURE BIOFUELS será responsable por todas aquellas obligaciones –derivadas del CONTRATO- que hubiese incumplido con anterioridad a la suscripción del presente documento; por tal motivo, las Partes dejan expresa constancia que INTERBANK no asumirá responsabilidad alguna por el incumplimiento de las obligaciones que, en virtud al CONTRATO, PURE BIOFUELS debía cumplir. Queda claramente establecido por las Partes que INTERBANK no asume -ni asumirá- ninguna obligación adicional o distinta a las que emanen expresamente del CONTRATO, la presente cesión de posición contractual y la normativa aplicable.

2.6.
De acuerdo con lo señalado en el numeral 2.1 anterior, el CONTRATO se encuentra sujeto a la condición suspensiva que se produzca una causal de resolución del Contrato de Retro-arrendamiento Financiero de conformidad con lo estipulado en la Cláusula Trigésimo Séptima de dicho contrato. Por lo tanto, la cesión de posición contractual surtirá efectos a partir de la verificación de la mencionada condición suspensiva por parte de INTERBANK. En consecuencia, a partir de dicho momento, INTERBANK, en su calidad de cesionario, asumirá todos los derechos, potestades, privilegios y obligaciones que le correspondían a PURE BIOFUELS, en su calidad de cedente bajo el presente documento.

CLÁUSULA TERCERA:                                                     ASENTIMIENTO DEL ARRENDADOR

De conformidad con lo establecido en el artículo 1435 del Código Civil, el ARRENDADOR brindará su asentimiento para la presente cesión de posición contractual mediante el envío de una carta o la celebración de una adenda, al CONTRATO mediante el cual se permita la cesión de posición contractual del CONTRATO a cualquier tercero de manera anticipada.. La recepción por parte de INTERBANK de la carta enviada por el ARRENDADOR o copia legalizada de la adenda a que se refiere la presente cláusula, es condición precedente para el desembolso que se realizará a favor de PURE BIOFUELS en virtud del Contrato de Retro-arrendamiento Financiero.

En la mencionada carta o adenda, el ARRENDADOR autorizará de manera expresa e irrevocable a INTERBANK a que, en caso se verifique la condición suspensiva descrita en el segundo párrafo del numeral 2.1 y en el numeral 2.6 precedentes, pueda ceder su posición contractual en este contrato y/o, en el CONTRATO a favor de cualquier tercero.

La cesión descrita en el párrafo precedente operará de manera automática desde la fecha de recepción de la comunicación notarial que INTERBANK, envíe al ARRENDADOR y a PURE BIOFULES, comunicándoles que, como consecuencia de la resolución del Contrato de Retro-arrendamiento Financiero (i) es efectiva la cesión de posición contractual materia regulada en este documento por hacerse verificado la condición suspensiva descrita en el segundo párrafo del numeral 2.1 y en el numeral 2.6 precedentes; y, (ii) que, como consecuencia de la resolución descrita en el segundo párrafo del numeral 2.1 y en el numeral 2.6, INTERBANK ha optado por ceder su posición en este documento y en el CONTRATO, a favor de un tercero, indicando los datos que permitan identificar a dicho tercero. Las comunicaciones referidas líneas arriba podrán ser remitidas de manera simultánea o no.

El ARRENDADOR se obligará frente a INTERBANK a suscribir los documentos públicos y/o privados que sean requeridos por INTERBANK para materializar y/o perfeccionar la cesión de posición contractual descrita en este numeral.

CLÁUSULA CUARTA:	NULIDAD

La invalidez o inexigibilidad de cualquier disposición de este documento no perjudicará la validez o exigibilidad de las demás disposiciones, las cuales permanecerán con plena vigencia y efecto. Las Partes pondrán todo de su parte para alcanzar los objetivos de la disposición nula a través de una estipulación nueva legalmente válida.

CLÁUSULA QUINTA:	DOMICILIO

Las Partes señalan como domicilio contractual los que aparecen en el encabezado del presente documento.

Todas las comunicaciones y/o notificaciones judiciales o extrajudiciales se dirigirán válidamente a dichos domicilios, salvo que medie previo aviso comunicado por carta notarial con quince (15) días de anticipación indicando la variación del domicilio, en cuyo caso las comunicaciones y/o notificaciones deberán hacerse al nuevo domicilio.

CLÁUSULA SEXTA:	APLICACIÓN DEL CÓDIGO CIVIL

Las Partes acuerdan que se aplicará de modo supletorio al presente instrumento las normas del Código Civil del Perú sobre la Cesión de Posición Contractual, artículos 1435°, 1436° y 1437° del citado Código Sustantivo.

CLÁUSULA SÉTIMA:	JURISDICCIÓN Y COMPETENCIA

Las partes acuerdan de manera expresa que cualquier disputa, controversia o reclamo que surja o resulte del presente contrato de cesión de posición contractual, así como de su ejecución y cumplimiento, será sometida a la competencia y jurisdicción de los jueces y tribunales del  distrito judicial de Lima -Cercado, Perú, para lo cual hacen renuncia expresa al fuero que por sus domicilios pudiera corresponderles.

Lima, 14 de julio de 2009